SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2003


                               TREX COMPANY, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                                  001-14649               54-1910453
(State or Other Jurisdiction of     (Commission File Number)    (IRS Employer
 Incorporation)                                              Identification No.)



              160 Exeter Drive
            Winchester, Virginia                                  22603-8605
  (Address of Principal Executive Offices)                        (ZIP Code)



Registrant's telephone number, including area code:  (540) 542-6300


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 9.           Regulation FD Disclosure.

                  On February 26, 2003, Trex Company, Inc. (the "Company") issued a press release announcing financial results for the quarter and full year ended December 31, 2002. A copy of the February 26 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                  The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TREX COMPANY, INC.


Date:     February 26, 2003            /s/ Robert G. Matheny
                                       -----------------------------------
                                       Robert G. Matheny
                                       President



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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                           Exhibit Description
--------------                           --------------------
   99.1                           Press release dated February 26, 2003

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